UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):                                November 13, 2006
Advanced Photonix, Inc.

(Exact Name of Registrant as specified in its Charter)

Delaware	1-11056	33-0325836

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2925 Boardwalk, Ann Arbor, Michigan		48104

(Address of Principal Executive Offices)		(ZIP Code)
Registrant’s telephone number, including area code: (734) 864-5647
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
*	This 8-K was prepared and submitted for filing on November 10, 2006. Due to an administrative error, the Company’s outside filer failed to submit it to the SEC. The filing is being completed now promptly following the Company’s discovery of the error.
On November 13, 2006, Advanced Photonix, Inc. issued a press release announcing its results for the first quarter ended September 30, 2006. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.
Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
*	This 8-K was prepared and submitted for filing on November 10, 2006. Due to an administrative error, the Company’s outside filer failed to submit it to the SEC. The filing is being completed now promptly following the Company’s discovery of the error.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits:

Exhibit
Number	Exhibit
99.1	Advanced Photonix, Inc.’s press release reporting its results for the first quarter ended September 30, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADVANCED PHOTONIX, INC.
By:	/s/ Richard Kurtz
Richard Kurtz, Chief Executive Officer

Dated: November 13, 2006

Exhibit Index

Exhibit
Number	Exhibit
99.1	Advanced Photonix, Inc.’s press release reporting its results for the first quarter ended September 30, 2006.